Exhibit 32.1

ESSEX PROPERTY TRUST, INC.
Certification of Chief Executive Officer
Pursuant to 18 U.S.C. Section 1350 as adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections (a) and (b) of Section 1350, chapter 63 of title 18, United States Code), I, Michael J. Schall, hereby certify, to the best of my knowledge, that the Quarterly Report on Form 10-Q for the period ended March 31, 2019 (the “Form 10-Q”) of Essex Property Trust, Inc. fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Essex Property Trust, Inc.

Date: April 26, 2019	/s/ Michael J. Schall
Michael J. Schall
Chief Executive Officer and President
Essex Property Trust, Inc.